UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2004

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)    Exhibit

                    99.1     News Release of Provident Financial Holdings, Inc. on May 10, 2004.

Item 9. REGULATION FD DISCLOSURE.

        On May 10, 2004, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that investors can access the Corporation's presentation at the Community Bank Investor Conference through the Corporation's website. The presentation is scheduled for Tuesday, May 11, 2004 at 2:10 p.m. (Eastern). The presentation materials are available on the Corporation's website, www.myprovident.com, in the Investor Relations section under Presentations. The webcast link to hear the presentation, either live or a rebroadcast, is also available in the Presentations section by clicking on the 2004 Community Bank Investor Conference Webcast link. A copy of the news release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004                                       Provident Financial Holdings, Inc.

                                                                        /s/ Donavon P. Ternes

                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)

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Exhibit 99.1

Press Release dated May 10, 2004

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3756 Central Avenue                                                                            NEWS RELEASE
Riverside, CA 92506
(909) 686-6060

PROVIDENT FINANCIAL HOLDINGS, INC.
PROVIDES WEBCAST INSTRUCTIONS FOR THE
COMMUNITY BANK INVESTOR CONFERENCE

Riverside, Calif. - May 10, 2004 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that investors can access the Company's presentation at the Community Bank Investor Conference through the Company's website.

Donavon P. Ternes, Chief Financial Officer, is scheduled to present an overview of the Company and discuss the Company's performance for the first three quarters of fiscal 2004 at 2:10 p.m. (Eastern) on May 11th. Mr. Ternes' presentation materials are available on the Company's website, www.myprovident.com, in the Investor Relations section under Presentations. The webcast link to hear the presentation, either live or a rebroadcast, is also available in the Presentations section by clicking on the 2004 Community Bank Investor Conference Webcast link.

Safe-Harbor Statement

Certain matters in the presentation and presentation materials referenced in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2003. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:       Craig G. Blunden                                         Donavon P. Ternes
                     Chairman, President & CEO                        Chief Financial Officer

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